EARNING PER SHARE	6 Months Ended
Dec. 31, 2024
EARNING PER SHARE
EARNING PER SHARE

8.   EARNING PER SHARE

The numerators and denominators used in the calculation of basic EPS and diluted EPS are presented below:

	Three-month period ended		Six-month period ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Numerator
Profit/ (Loss) for the period (basic EPS)	143,535	108,449	(6,225,727)	(4,483,185)
Profit/ (Loss) for the period (diluted EPS)	143,535	108,449	(6,225,727)	(4,483,185)
Denominator
Weighted average number of shares (basic EPS)	62,822,158	62,839,961	62,822,158	62,839,961
Weighted average number of shares (diluted EPS)	63,170,350	63,877,692	62,822,158	62,839,961

Basic profit/ (loss) attributable to ordinary equity holders of the parent	0.0023	0.0017	(0.0991)	(0.0713)
Diluted profit/ (loss) attributable to ordinary equity holders of the parent	0.0023	0.0017	(0.0991)	(0.0713)

For the six-month periods ended December 31, 2024 and 2023, diluted EPS was the same as basic EPS, as the effect of potential ordinary shares would be antidilutive.

For the three-month period ended December 31, 2024 and 2023, diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group had two categories of dilutive potential shares, share-based incentives and the convertible notes.

The stock options were included in the diluted EPS calculation for the three-month period ended December 31, 2024 and 2023, only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option.

Convertible notes outstanding were not included in the diluted EPS calculations for the three-month period ended December 31, 2024 and 2023, because the interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.